EXHIBIT 10(B)


STATE OF NORTH CAROLINA
COUNTY OF WAKE

                                                        ADMINISTRATION AGREEMENT

                  THIS ADMINISTRATION AGREEMENT ("Agreement") made and entered into as of the 21st day of October, 1991 (the "Effective Date"), by and between AMERICAN GUARANTY INSURANCE COMPANY, a North Carolina corporation with its principal office in Raleigh, North Carolina ("American Guaranty"), party of the first part; and YADKIN VALLEY LIFE INSURANCE COMPANY, an Arizona corporation ("Yadkin Valley"), party of the second part;

                              W I T N E S S E T H:

                  WHEREAS, American Guaranty is engaged in the insurance business in North Carolina and maintains facilities, equipment, and services and has employed experienced personnel with expertise in the insurance industry necessary to manage and conduct such business;

                  WHEREAS, Yadkin Valley also is authorized and licensed to engage in the insurance business and desires to utilize the expertise of the personnel, and such of the facilities, equipment, and services of American Guaranty as may be proper for the management and conduct of its business, and desires to reimburse American Guaranty for the costs and expenses associated with such assistance; and,

                  WHEREAS, American Guaranty has agreed to provide administrative services necessary in carrying on the business of Yadkin Valley in the manner and to the extent set forth hereinafter.

                  NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements between the parties made, and for other good and valuable considerations, the receipt and sufficiency of which hereby are acknowledged, American Guaranty and Yadkin Valley hereby agree as follows:

                  1. Yadkin Valley hereby contracts with and engages American Guaranty to provide the administrative services necessary in carrying on the insurance business of Yadkin Valley, subject at all times to the direction, control, and authority of the Board of Directors of Yadkin Valley.

                  2. American Guaranty hereby accepts such employment by Yadkin Valley and agrees to provide administrative services necessary in carrying on the insurance business of Yadkin Valley in accordance with the generally accepted practice of the insurance industry, subject to the direction, control, instruction, and authority of the Board of Directors of Yadkin Valley.

                  3. The administrative services provided hereunder shall include investment services. All investments by American Guaranty on behalf of Yadkin Valley shall be made in accordance with applicable North Carolina investments laws.

                  4. In providing administrative services necessary in carrying on the business of Yadkin Valley, complete control of all of the operations and functions of Yadkin Valley, except for the establishment of its business policies, shall be vested in American Guaranty, which shall maintain all books, records, and accounts of all business of Yadkin Valley in accordance with the accepted practice of the insurance industry and shall furnish to the Board of Directors of Yadkin Valley such periodic reports as the said Board of Directors may request or designate.

                  5. In consideration for the assistance provided to Yadkin Valley by American Guaranty as authorized above, Yadkin Valley shall remunerate and reimburse American Guaranty for services rendered and expenses incurred which are reasonable and which directly or indirectly properly are attributed to the management and conduct of the business of Yadkin Valley. Services and expenses for which American Guaranty shall be entitled to remuneration and reimbursement shall include, but not necessarily be limited to, the following items:

                           a. Services by employees of American Guaranty that
properly may be attributed to the business of Yadkin;

                           b. General administrative and office expenses that
properly may be attributed to the business of Yadkin; and,

                           c. Travel and auto expenses that properly may be
attributed to the business of Yadkin Valley.

                  Such remuneration and reimbursement shall be paid by Yadkin Valley to American Guaranty on a monthly basis within fourteen (14) calendar days of presentation by American Guaranty of an itemized account of services rendered and expenses incurred on behalf of Yadkin Valley during the monthly period being billed.

                  6. The arrangement established by this Agreement may be terminated by either party by written notice delivered to the other party. Any such termination shall not, however, relieve Yadkin Valley of the requirement to remunerate and reimburse American Guaranty for services and expenses incurred or committed prior to the date of termination which properly are presented to the Yadkin Valley in accordance with the terms of this Agreement.

                  7. In the event this Agreement is terminated by either party, American Guaranty hereby agrees to assist Yadkin Valley in preparing any annual report or reports required by any state insurance department for the last year during which this Agreement is in effect. The services of American Guaranty in assisting Yadkin Valley in preparing any such report or reports shall not entitle American Guaranty to any remuneration therefor.

                  8. American Guaranty agrees to employ standard accounting practices employed by the insurance industry in the operation and development of the business of Yadkin Valley. This Agreement shall be construed in accordance with the general practices and accounting methods of the insurance industry.

                  9. Yadkin Valley, upon reasonable request and during American Guaranty's regular business hours, shall be permitted to examine such books and records of American Guaranty as relate American Guaranty's services under this Agreement.

                  10. American Guaranty shall permit the North Carolina Commissioner of Insurance, upon reasonable request and during American Guaranty's regular business hours, to examine and audit such books and records of American Guaranty as relate to American Guaranty's services under this Agreement.

                  11. This Agreement shall be performed primarily in the State of North Carolina, and notwithstanding the principles of conflicts of law, the internal laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Agreement.

                  12. In the event any term or condition of this Agreement or the application thereof to any circumstance or situation shall be invalid or unenforceable in whole or in part, the remainder of such term or condition and the application thereof to any other circumstance or situation shall not be affected thereby; and each term and condition of this Agreement shall be valid and enforceable to the full extent permitted by law.

                  13. This Agreement constitutes the entire agreement between American Guaranty and Yadkin Valley with regard to the provision of administrative services by American Guaranty to Yadkin Valley, and all prior negotiations, understandings, terms, and conditions are merged herein. The terms of this Agreement may not be changed or altered by parol statements made prior to or subsequent to its execution, but may be modified only by an agreement in writing signed by the parties hereto.

                  IN WITNESS WHEREOF, and in duplicate originals, American Guaranty has caused this Agreement to be executed by its President, attested by its Secretary, and its corporate seal to be hereto affixed, all effective as of the Effective Date; and Yadkin Valley has caused this Agreement to be executed by its President, attested by its Secretary, and its corporate seal to be hereto affixed, all effective as of the Effective Date.

                                       AMERICAN GUARANTY:

                                       AMERICAN GUARANTY INSURANCE COMPANY


                                       By: /S/      David S. Perry
                                           --------------------------------
                                                        President
ATTEST:

/S/     Charles A. Cobb
---------------------------------
         Secretary


[SEAL]

                                       YADKIN VALLEY:

                                       YADKIN VALLEY LIFE INSURANCE COMPANY


                                       By: /S/      Frank B. Holding
                                           --------------------------------
                                                         President
ATTEST:

/S/        E. Thomas Lucas
---------------------------------
              Secretary


[SEAL]